Exhibit 10.12

SACHEM CAPITAL CORP.

698 Main Street

Branford, CT 06405

FORM OF

RESTRICTED STOCK GRANT AGREEMENT

July 19, 2022

[NAME AND ADDRESS]

Dear __________:

Sachem Capital Corp., a New York corporation (the “Company”), hereby awards to you under its 2016 Equity Compensation Plan (the “Plan”) 2,500 common shares (the “Restricted Shares”), $0.001 par value per share, of the Company (the “Common Shares”) pursuant to the terms and conditions of this Agreement. The Company represents that the Restricted Shares are fully paid and non-assessable. The Restricted Shares are subject to the vesting provisions set forth herein and certain other restrictions as provided for herein. Capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Plan.

You are entitled to all the rights and privileges of a holder of the Shares (including the right to receive and retain all dividends declared thereon). As used herein, the term “Restricted Shares” shall mean and include, in addition to the above referenced number of Restricted Shares, (i) any Common Shares issued and distributed as a dividend on the restricted Shares and (ii) any other securities of the Company, including shares of its capital stock, debt securities or other securities convertible into or exchangeable for equity securities of the Company, issued in connection with any merger or reorganization or recapitalization of the Company, or the reclassification of the Common Shares.

By accepting the Restricted Shares, you agree as follows:

1.	The vesting of the Restricted Shares shall be as follows:
(i)	1,250 Restricted Shares shall vest immediately on the date hereof;
(ii)	1,250 Restricted Shares shall vest on July 19, 2023;
(iii)	1,250 Restricted Shares shall vest on July 19, 2024; and
(iv)	1,250 Restricted Shares shall vest on July 19, 2025.

Each of the foregoing dates is referred to herein as a “Vesting Date”.

2.No Restricted Shares may be sold, conveyed, transferred, pledged, encumbered or otherwise disposed of (any such disposition being herein called a “Transfer”) prior to the date on which such Restricted Shares shall have vested as provided in Section 1 above, except that this Transfer restriction shall lapse, and full vesting shall be accelerated with respect to all non-vested Restricted Shares that have not been previously transferred to the Company upon: (i) your death; (ii) your being unable to carry out your duties and responsibilities as a member of the Board for an indefinite period as a direct result of any physical incapacity or mental illness as attested to by an independent licensed physician acceptable to the Company; (iii) your resignation as a member of the Company’s Board of Directors (the “Board”) in connection with a Change in Control, provided that such resignation is condition of the consummation of the transaction constituting a Change in Control; or (iv) your removal as a member of the Board within one hundred eighty (180) days of a Change in Control.

3.If at any time following the date hereof you cease to be a member of the Board for reasons other than those specifically set forth in Section 2 above, then the balance of the unvested Restricted Shares shall be immediately forfeited to the Company (an “Event of Forfeiture”). Immediately upon an Event of Forfeiture, such Restricted Shares shall be deemed to have been transferred to the Company and you shall have no further rights or privileges as a holder of the Restricted Shares so transferred.

4.You acknowledge and agree that the book-entry evidencing your ownership of the Restricted Shares shall bear the following legend(s):

THESE SHARES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR ASSIGNED EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THE TRANSFERABILITY OF THESE SHARES ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE ISSUER’S 2016 EQUITY COMPENSATION PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF THESE SHARES AND THE ISSUER. A COPY OF THE SUCH PLAN AND AGREEMENT IS ON FILE WITH THE SECRETARY OF THE ISSUER.

5.You will be required to satisfy any potential federal, state, local or other tax withholding liability with respect to the issuance and/or vesting of the Restricted Shares, depending upon whether you have made a proper and timely election under Section 83(b) of the Internal Revenue Code (referred to herein as the “Section 83(b) Election.”) Unless you have previously made a proper and timely Section 83(b) Election, such liability must be satisfied at the time the Restricted Shares become “substantially vested” (as defined in the regulations issued under Section 83 of the Internal Revenue Code), which would likely be when the restrictions on the Restricted Shares lapse. At such time, you will be required to report the total value of the Restricted Shares as of the date the Restricted Shares become substantially vested as ordinary income. This could result in a significant income tax burden to you if the market value of the Restricted Shares increases from the date of this Agreement through such time as the Restricted Shares become substantially vested. If you make the Section 83(b) Election, the value of the Restricted Shares will be treated as ordinary income on the date of grant and the tax withholding liability must be satisfied at that time. Any gain or loss from the sale or forfeiture of the Restricted Shares for which the Section 83(b) Election has been made will be capital gain or loss. The holding period for determining whether the gain or loss is long-term of short-term will be measured from the date hereof. Please note, that the market value of the Restricted Shares that vest on the date hereof will be included in your taxable income for 2018 regardless of whether you make the Section 83(b) Election. THE FOREGOING IS NOT INTENDED TO CONSTITUTE TAX ADVICE NOR IS IT NECESSARILY COMPREHENSIVE IN LIGHT OF YOUR PERSONAL TAX SITUATION. ACCORDINGLY, YOU SHOULD CONSULT YOUR TAX ADVISOR GENERALLY WITH RESPECT TO THE TAX IMPLICATIONS OF THIS AWARD.

Unless we approve other arrangements, you must deliver to us either a check or money order in the amount of the required withholding amount on each Vesting Date upon notice from the Company. If, within ten (10) days following such notice of the Vesting Date, you fail to deliver the amount of the required withholding to the Company, the Company shall have the right to take any and all action it deems reasonable or appropriate to collect the required withholding amount, including, but not limited to, offsetting such amount against any cash compensation, fees or expense reimbursement due from the Company to you and/or selling all or a portion of the Restricted Shares on your behalf.

6.To facilitate compliance with the transactions described herein, until the Restricted Shares are fully vested pursuant to the terms and conditions of this Agreement, the Company will hold a stock power for the Restricted Shares in the form annexed hereto, duly endorsed by you, in blank, and notarized (the “Stock Power”). A form of the Stock Power is attached as Exhibit A hereto. Simultaneously with the delivery of this Agreement you shall deliver a fully completed Stock Power to the Company, which will be returned to you within a reasonable amount of time after full vesting of the Restricted Shares.

7.This Agreement shall be binding upon and inure to the benefit of you and the Company and your and its respective successors and legal representatives.

8.Nothing contained in this Agreement shall confer upon you the right to continue to serve as a member of the Board.

Very truly yours,

Sachem Capital Corp.

By: ________________________________

John L. Villano,

Chief Executive Officer

Acceptance:

I hereby accept the Restricted Shares and agree

to all the terms and conditions set forth herein.

_______________________________________

[NAME]

EXHIBIT A

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned, ____________, does hereby sell, assign, and transfer to:

SACHEM CAPITAL CORP.

(EIN: 81-3467779)

_____ common shares, par value $0.001 per share, of SACHEM CAPITAL CORP. represented by book entries, standing in the name of the undersigned on the books of said company.

The undersigned does hereby irrevocably constitute and appoint Computershare as attorney to transfer the said stock(s), as the case may be, on the books of said company, with full power of substitution in the premises.

Dated: July __, 2022

[NAME]

Signature of Current Holder or Legal Representatives

Signature of Joint Owner(s)

IMPORTANT:The signature(s) to this Stock Power must correspond exactly with the name(s) as shown upon the face of the stock certificate(s) or a Computershare-issued statement for book-entry shares, without alteration or enlargement or any change whatever. This Stock power must be signed by all current registered holders, or a legally authorized representative with indication of his or her capacity next to the signature.

Sworn to before me on

the __ day of July 2022

________________________

Notary Public